SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 5, 2003

                              _____________________

                                ALBERTSON'S, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                            1-6187                       82-0184434
___________________              ___________________         ___________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


              250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho 83726
                 ________________________________________________
                Address of principal executive offices)  (Zip Code)

            Registrant's telephone number, including area code: (208) 395-6200

            _______________________________________________________________

Item 9.  Regulation FD Disclosure
     The information contained in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under Item 9 in accordance with Securities and Exchange Commission Release No. 33-8216.

     On June 5, 2003, the Company released its quarterly results for the first quarter of 2003. The text of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The press release should be read together with the information contained in the reports that we file with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

                                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALBERTSON'S, INC.



                                          BY:  /s/ Felicia D. Thornton
                                              ---------------------------------
                                              Felicia D. Thornton
                                              Executive Vice President
                                                and Chief Financial Officer

Date:  June 5, 2003

   ____________________________________________________________________________

Exhibit Index

Exhibit (99.1): Press Release dated June 5, 2003